UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 28, 2015

The Spectranetics Corporation
(Exact name of registrant as specified in its charter)

Delaware	000-19711	84-0997049
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

9965 Federal Drive
Colorado Springs, Colorado 80921
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (719) 633-8333

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On October 28, 2015, The Spectranetics Corporation, a Delaware corporation (“Spectranetics”) and Brandin Court Associates, LLC entered into a Lease pursuant to which the parties (a) extended the lease term, (b) reduced the rented space from 42,000 square feet to approximately 22,000 square feet, and (c) revised other contractual terms, at the facility in Fremont, California where Spectranetics conducts manufacturing, research and development, and administrative functions for its AngioSculpt products. The Lease commences on June 1, 2016 and expires on May 31, 2021.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE SPECTRANETICS CORPORATION

Date:	November 2, 2015	By:	/s/ Jeffrey A. Sherman
Jeffrey A. Sherman
Vice President, Deputy General Counsel and Corporate Secretary

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